Preferred Stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Preferred Stock
Preferred Stock
FHN Preferred Stock
On January 31, 2013, FHN issued 1,000 shares having an aggregate liquidation preference of $100 million of Non-Cumulative Perpetual Preferred Stock, Series A for net proceeds of approximately $96 million. Dividends on the Series A Preferred Stock, if declared, accrue and are payable quarterly, in arrears, at a rate of 6.20% percent per annum. For the issuance, FHN issued depositary shares, each of which represents a 1/4000th fractional ownership interest in a share of FHN’s preferred stock. These securities qualify as Tier 1 capital.
Subsidiary Preferred Stock
In 2000 FT Real Estate Securities Company, Inc. (“FTRESC”), an indirect subsidiary of FHN, issued 50 shares of 9.50 percent Cumulative Preferred Stock, Class B (“Class B Preferred Shares”), with a liquidation preference of $1.0 million per share; of those, 47 shares were issued to nonaffiliates. As of December 31, 2017, these securities partially qualify as Tier 2 capital and are presented in the Consolidated Statements of Condition as Term borrowings. FTRESC is a real estate investment trust (“REIT”) established for the purpose of acquiring, holding, and managing real estate mortgage assets. Dividends on the Class B Preferred Shares are cumulative and are payable semi-annually.
The Class B Preferred Shares are mandatorily redeemable on March 31, 2031, and redeemable at the discretion of FTRESC in the event that the Class B Preferred Shares cannot be accounted for as Tier 2 regulatory capital or there is more than an insubstantial risk that dividends paid with respect to the Class B Preferred Shares will not be fully deductible for tax purposes. At December 31, 2017 the Class B Preferred Shares partially qualified as Tier 2 regulatory capital and the shares will be fully phased out of Tier 2 regulatory capital in 2018. They are not subject to any sinking fund and are not convertible into any other securities of FTRESC, FHN, or any of its subsidiaries. The shares are, however, automatically exchanged at the direction of the Office of the Comptroller of the Currency for preferred stock of FTBNA, having substantially the same terms as the Class B Preferred Shares in the event FTBNA becomes undercapitalized, insolvent, or in danger of becoming undercapitalized.
Additionally for all periods presented, subsidiaries have also issued $.6 million in aggregate of Cumulative Perpetual Preferred Stock, which has been recognized as Noncontrolling interest on the Consolidated Statements of Condition. Other preferred shares are outstanding but are owned by FHN subsidiaries and are eliminated in consolidation.
In 2005 FTBNA issued 300,000 shares of Class A Non-Cumulative Perpetual Preferred Stock (“Class A Preferred Stock”) with a liquidation preference of $1,000 per share. Dividends on the Class A Preferred Stock, if declared, accrue and are payable each quarter, in arrears, at a floating rate equal to the greater of the three month LIBOR plus .85 percent or 3.75 percent per annum. These securities qualify fully as Tier 1 capital for FTBNA while for FHN consolidated they qualify partially as Tier 1 capital and partially as Tier 2 capital. On December 31, 2017 and 2016, $294.8 million of Class A Preferred Stock was recognized as Noncontrolling interest on the Consolidated Statements of Condition.